Exhibit 99.1
Western Gas Partners Announces
Third-Quarter 2011 Results
          HOUSTON, November 1, 2011 – Western Gas Partners, LP (NYSE: WES) today announced third-quarter 2011 financial and operating results. Net income available to limited partners for the third quarter totaled $34.4 million, or $0.41 per common unit (diluted). The Partnership’s third-quarter Adjusted EBITDA (1) was $66.0 million and distributable cash flow (1) was $51.3 million. These results include the impact of $1.3 million of expenses related to prior periods. The coverage ratio (1) of 1.27 times for the period includes the full effect of the 5.75 million common units issued in September 2011.
          Total throughput attributable to Western Gas Partners, LP for the third quarter of 2011 averaged 1,957 MMcf/d, 1 percent above the prior quarter and 11 percent above the third quarter of 2010. These results include the net throughput attributable to the Bison assets acquired from Anadarko Petroleum Corporation for all periods of comparison and throughput attributable to the Platte Valley system beginning March 2011. Capital expenditures attributable to Western Gas Partners, LP, excluding acquisitions, totaled approximately $29.5 million during the third quarter of 2011. Of this amount, maintenance capital expenditures were approximately $9.7 million, or 15 percent of Adjusted EBITDA.
          “Our year continues to display the consistency and stability that our unitholders have come to expect,” said Western Gas Partners’ President and Chief Executive Officer Don Sinclair. “Our major projects continue to be both on time and on budget, and we entered the fourth quarter with over $1 billion of available liquidity.”

(1) Please see the tables at the end of this release for a reconciliation of non-GAAP to GAAP measures and calculation of the coverage ratio.

          The Partnership previously declared a quarterly distribution of $0.42 per unit for the third quarter of 2011, payable on November 10, 2011, to unitholders of record at the close of business on October 31, 2011, representing a 4-percent increase over the prior quarter and a 14-percent increase over the third-quarter 2010 distribution of $0.37 per unit.
CONFERENCE CALL TOMORROW AT 11 A.M. CDT
          The Partnership will host a conference call on November 2, 2011, at 11 a.m. Central Daylight Time (12 p.m. Eastern Daylight Time) to discuss third-quarter results. The dial-in number for the call is 888.679.8033 and the participant code is 39658217. Please call in 10 minutes prior to the scheduled start time. For complete instructions on how to participate in the conference call, or to access the live audio webcast and slide presentation, please visit www.westerngas.com. A replay of the call will also be available on the Web site for approximately two weeks following the conference call.

Western Gas Partners, LP is a growth-oriented Delaware limited partnership formed by Anadarko Petroleum Corporation to own, operate, acquire and develop midstream energy assets. With midstream assets in East and West Texas, the Rocky Mountains and the Mid-Continent, the Partnership is engaged in the business of gathering, compressing, processing, treating and transporting natural gas, natural gas liquids and crude oil for Anadarko and other producers and customers. For more information about Western Gas Partners, please visit www.westerngas.com.
This news release contains forward-looking statements. Western Gas Partners believes that its expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. These factors include the ability to meet financial guidance or distribution growth expectations; the ability to obtain new sources of natural gas supplies; the effect of fluctuations in commodity prices and the demand for natural gas and related products; and construction costs or capital expenditures exceeding estimated or budgeted costs or expenditures, as well as other factors described in the “Risk Factors” section of the Partnership’s 2010 Annual Report on Form 10-K filed with the Securities and Exchange Commission and other public filings and press releases by Western Gas Partners. Western Gas Partners undertakes no obligation to publicly update or revise any forward-looking statements.
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Western Gas Partners, LP Contact
Benjamin Fink, CFA
SVP, Chief Financial Officer and Treasurer
832.636.6010
benjamin.fink@westerngas.com

Reconciliation of GAAP to Non-GAAP Measures
Below are reconciliations of Distributable cash flow (non-GAAP) and Adjusted EBITDA (non-GAAP) to Net income (GAAP) as required under Regulation G of the Securities Exchange Act of 1934. Management believes that the presentation of Distributable cash flow, Adjusted EBITDA and Coverage ratio are widely accepted financial indicators of a company’s financial performance compared to other publicly traded partnerships and are useful in assessing our ability to incur and service debt, fund capital expenditures and make distributions. Distributable cash flow, Adjusted EBITDA and Coverage ratio, as defined by the Partnership, may not be comparable to similarly titled measures used by other companies. Therefore, the Partnership’s consolidated Distributable cash flow, Adjusted EBITDA and Coverage ratio should be considered in conjunction with net income and other performance measures, such as operating income or cash flows from operating activities.
Distributable Cash Flow
The Partnership defines Distributable cash flow as Adjusted EBITDA, plus interest income, less net cash paid for interest expense (including amortization of deferred debt issuance costs originally paid in cash, offset by non-cash capitalized interest), maintenance capital expenditures and income taxes.

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
thousands except coverage ratio	2011		2010 (1)	2011	2010 (1)

Reconciliation of Net income attributable to Western Gas Partners, LP to Distributable cash flow and calculation of the Coverage ratio
Net income attributable to Western Gas Partners, LP	$36,809		$30,656	$108,513	$89,238
Add:
Distributions from equity investees	2,426		1,381	7,873	3,619
Non-cash equity-based compensation expense	2,389		569	6,235	1,817
Interest expense, net (non-cash settled)	—		1,160	1,214	1,772
Income tax expense (2)	92		1,061	1,715	9,861
Depreciation, amortization and impairments (2)	21,928		18,619	63,380	52,572
Other expense (2)	—		—	3,683	2,393
Less:
Equity income, net	2,299		1,912	6,989	4,599
Cash paid for maintenance capital expenditures (2)	9,690		5,983	18,767	16,750
Capitalized interest	121		—	134	—
Cash paid for income taxes	190		—	190	—
Other income (2)	6		61	1,765	80

Distributable cash flow	$51,338		$45,490	$164,768	$139,843

Distribution declared for the three months ended September 30, 2011 (3)
Limited partners	$37,859
General partner	2,464

Total	$40,323

Distribution coverage ratio	1.27	x

(1)	Financial information for 2010 has been revised to include results attributable to the Bison assets.

(2)	Includes the Partnership’s 51% share of income tax expense; depreciation, amortization and impairments; other expense; cash paid for maintenance capital expenditures; and other income attributable to Chipeta Processing LLC (“Chipeta”).

(3)	Reflects distribution of $0.42 per unit payable on November 10, 2011.

Reconciliation of GAAP to Non-GAAP Measures, continued
Adjusted EBITDA attributable to Western Gas Partners, LP (“Adjusted EBITDA”)
The Partnership defines Adjusted EBITDA as Net income (loss) attributable to Western Gas Partners, LP, plus distributions from equity investees, non-cash equity-based compensation expense, general and administrative expense in excess of the omnibus cap (if any), interest expense, income tax expense, depreciation, amortization and impairments, and other expense, less income from equity investments, interest income, income tax benefit, other income and other nonrecurring adjustments that are not settled in cash.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
thousands	2011	2010 (1)	2011	2010 (1)

Reconciliation of Net income attributable to Western Gas Partners, LP to Adjusted EBITDA
Net income attributable to Western Gas Partners, LP	$36,809	$30,656	$108,513	$89,238
Add:
Distributions from equity investees	2,426	1,381	7,873	3,619
Non-cash equity-based compensation expense	2,389	569	6,235	1,817
Interest expense	8,931	6,808	22,952	14,547
Income tax expense (2)	92	1,061	1,715	9,861
Depreciation, amortization and impairments (2)	21,928	18,619	63,380	52,572
Other expense (2)	—	—	3,683	2,393
Less:
Equity income, net	2,299	1,912	6,989	4,599
Interest income – affiliates	4,225	4,225	12,675	12,675
Other income (2)	6	61	1,765	80

Adjusted EBITDA	$66,045	$52,896	$192,922	$156,693

(1)	Financial information for 2010 has been revised to include results attributable to the Bison assets.

(2)	Includes the Partnership’s 51% share of income tax expense; depreciation, amortization and impairments; other expense; and other income attributable to Chipeta.

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
thousands except per-unit amounts	2011	2010 (1)	2011	2010 (1)

Revenues
Gathering, processing and transportation of natural gas and natural gas liquids	$71,873	$60,363	$211,418	$172,769
Natural gas, natural gas liquids and condensate sales	101,079	59,887	263,041	196,792
Equity income and other, net	2,911	2,801	10,051	7,409

Total revenues	175,863	123,051	484,510	376,970

Operating expenses
Cost of product	68,675	37,444	177,877	117,923
Operation and maintenance	27,012	19,924	74,628	64,798
General and administrative	7,643	5,970	21,777	17,600
Property and other taxes	4,411	3,610	12,632	10,878
Depreciation, amortization and impairments	22,650	19,324	65,512	54,683

Total operating expenses	130,391	86,272	352,426	265,882

Operating income	45,472	36,779	132,084	111,088
Interest income – affiliates	4,225	4,225	12,675	12,675
Interest expense	(8,931)	(6,808)	(22,952)	(14,547)
Other income (expense), net	8	62	(1,914)	(2,311)

Income before income taxes	40,774	34,258	119,893	106,905

Income tax expense	92	1,061	1,715	9,861
Net income	40,682	33,197	118,178	97,044

Net income attributable to noncontrolling interests	3,873	2,541	9,665	7,806

Net income attributable to Western Gas Partners, LP	$36,809	$30,656	$108,513	$89,238

Limited partners’ interest in net income:
Net income attributable to Western Gas Partners, LP	$36,809	$30,656	$108,513	$89,238
Pre-acquisition net (income) loss allocated to Parent	—	789	(2,780)	(10,250)
General partner interest in net (income) loss	(2,394)	(888)	(5,684)	(1,890)

Limited partners’ interest in net income	$34,415	$30,557	$100,049	$77,098
Net income per unit – basic and diluted
Common units	$0.41	$0.44	$1.32	$1.17
Subordinated units (2)	$—	$0.44	$0.96	$1.17
Weighted average units outstanding – basic and diluted
Common units	84,667	42,257	59,647	39,412
Subordinated units (2)	—	26,536	21,968	26,536

(1)	Financial information for 2010 has been revised to include results attributable to the Bison assets.

(2)	All subordinated units were converted to common units on a one-for-one basis on August 15, 2011. For purposes of calculating net income per common and subordinated unit, the conversion of the subordinated units is deemed to have occurred on July 1, 2011.

Western Gas Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	September 30,	December 31,
thousands except number of units	2011	2010 (1)

Current assets	$285,140	$43,184
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	1,732,934	1,446,043
Other assets	165,469	106,903

Total assets	$2,443,543	$1,856,130

Current liabilities	$81,529	$45,864
Long-term debt	669,061	474,000
Asset retirement obligations and other	62,860	61,840

Total liabilities	$813,450	$581,704

Common units (90,140,999 and 51,036,968 units issued and outstanding at September 30, 2011, and December 31, 2010, respectively)	$1,492,186	$810,717
Subordinated units (zero and 26,536,306 units issued and outstanding at September 30, 2011, and December 31, 2010, respectively) (2)	—	282,384
General partner units (1,839,613 and 1,583,128 units issued and outstanding at September 30, 2011, and December 31, 2010, respectively)	31,124	21,505
Parent net investment	—	69,358
Noncontrolling interests	106,783	90,462

Total liabilities, equity and partners’ capital	$2,443,543	$1,856,130

(1)	Financial information for 2010 has been revised to include results attributable to the Bison assets.

(2)	All subordinated units were converted to common units on a one-for-one basis on August 15, 2011. For purposes of calculating net income per common and subordinated unit, the conversion of the subordinated units is deemed to have occurred on July 1, 2011.

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended
	September 30,
thousands	2011	2010 (1)

Cash flows from operating activities
Net income	$118,178	$97,044
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and impairments	65,512	54,683
Change in other items, net	17,040	3,982

Net cash provided by operating activities	$200,730	$155,709

Cash flows from investing activities
Capital expenditures	$(75,034)	$(105,545)
Acquisitions from affiliates	(25,000)	(734,780)
Acquisitions from third parties	(301,957)	(18,047)
Investments in equity affiliates	(93)	(310)
Proceeds from sale of assets to affiliates	382	2,805
Proceeds from sale of assets to third parties	—	2,425

Net cash used in investing activities	$(401,702)	$(853,452)

Cash flows from financing activities
Borrowings, net of issuance costs	$1,055,939	$669,987
Repayments of debt	(869,000)	(100,000)
Proceeds from issuance of common and general partner units, net of offering expenses	335,348	99,279
Distributions to unitholders	(99,795)	(67,813)
Contributions from noncontrolling interest owners	16,876	2,053
Distributions to noncontrolling interest owners	(10,219)	(10,313)
Net contributions from (distributions to) Parent	(3,793)	70,966

Net cash provided by financing activities	$425,356	$664,159

Net increase (decrease) in cash and cash equivalents	$224,384	$(33,584)

Cash and cash equivalents at beginning of period	27,074	69,984

Cash and cash equivalents at end of period	$251,458	$36,400

(1)	Financial information for 2010 has been revised to include results attributable to the Bison assets.

Western Gas Partners, LP
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010 (1)	2011	2010 (1)

Throughput (MMcf/d)
Gathering, treating and transportation (2)	1,219	1,132	1,270	1,089
Processing (3)	917	707	840	668
Equity investment (4)	79	115	69	117

Total throughput (5)	2,215	1,954	2,179	1,874

Throughput attributable to noncontrolling interests	258	195	237	194

Total throughput attributable to Western Gas Partners, LP	1,957	1,759	1,942	1,680

Gross margin per Mcf attributable to Western Gas Partners, LP (6)	$0.56	$0.50	$0.55	$0.54

(1)	Throughput for 2010 has been revised to include volumes attributable to the Bison assets.

(2)	Excludes average NGL pipeline volumes of 25 MBbls/d and 11 MBbls/d, for the three months ended September 30, 2011 and 2010, respectively, and 23 MBbls/d and 15 MBbls/d, for the nine months ended September 30, 2011 and 2010, respectively.

(3)	Includes 100% of Chipeta, Granger and Hilight system volumes and 50% of Newcastle system volumes for all periods presented as well as throughput beginning March 2011 attributable to the Platte Valley system.

(4)	Represents the Partnership’s 14.81% share of Fort Union’s gross volumes and excludes crude oil throughput measured in barrels attributable to White Cliffs.

(5)	Includes affiliate, third-party and equity-investment volumes.

(6)	Average for period. Calculated as gross margin, excluding the noncontrolling interest owners’ proportionate share of revenues and cost of product, divided by total throughput attributable to Western Gas Partners, LP. Calculation includes income attributable to the Partnership’s investments in Fort Union and White Cliffs and volumes attributable to the Partnership’s investment in Fort Union.